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                                                                   EXHIBIT 23.4


                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the inclusion in this Registration Statement on Form S-3 of inclusion by reference of our report dated June 27, 1997 of our audit of the financial statements of Leisure Complexes, Inc. as at December 31, 1996. We also consent to the inclusion by reference to our firm under the caption "Experts."


/s/ Feldman, Gutterman, Meinberg and Co.
July 21, 1998
Manhasset, New York